SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2003

Vie Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11747	22-6650372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1835 Market Street, Suite 420, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (215) 789-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The following exhibits are provided as part of the information furnished under Item 9. of this Report.

EXHIBIT NO.	DESCRIPTION

99.1	Statement under oath of Chief Executive Officer of Vie Financial Group, Inc., dated February 14, 2003.

99.2	Statement under oath of Chief Financial Officer of Vie Financial Group, Inc., dated February 14, 2003.

ITEM 9.    Regulation FD Disclosure.

On February 14, 2003, Vie Financial Group, Inc. (the “Company”) submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the principal financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company’s Report on Form 10-Q for the quarter ended December 31, 2002. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vie Financial Group, Inc.

Dated: February 14, 2003	By: /s/ William W. Uchimoto
Name: William W. Uchimoto
Title: Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Statement under oath of Chief Executive Officer of Vie Financial Group, Inc., dated February 14, 2003.

99.2	Statement under oath of Chief Financial Officer of Vie Financial Group, Inc., dated February 14, 2003.